EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports 2011 Fourth-quarter and Year-end Operating Results;
Normalized Full Year EPS of $1.04

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (Feb. 28, 2012)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced its operating results for the fourth quarter and year ended Dec. 31, 2011:

●	consolidated revenues were $472.9 million for the quarter and $1.93 billion for the year, down 1.6 percent and up 1.8 percent, respectively, as compared to the same periods in 2010;
●	consolidated adjusted EBITDAR was $48.2 million for the quarter and $243.4 million for the year, representing adjusted EBITDAR margins of 10.2 percent and 12.6 percent, respectively;
●	normalized earnings per share from continuing operations was break-even for the quarter and $1.04 for the full year; and
●	free cash flow was $21.9 million for the fourth quarter and $38.9 million for the year.

         Regarding the Company’s fourth-quarter results, William A. Mathies, Sun’s chairman and chief executive officer, stated, “As expected, we faced significant challenges in the fourth quarter related to the implementation of CMS’ final rule for Medicare reimbursement to skilled nursing facilities, requiring us not only to undertake cost-mitigation efforts but also to implement changes to our therapy-delivery processes.  While the parity adjustment had the impact we initially projected, the impact from the therapy changes was less than originally projected due to our more rapid deployment of process changes and improved productivity.”

“Not to be overlooked in the noise surrounding the final rule, we also generated same-store growth in all of our business segments in the quarter, highlighted by a 50 basis point increase in skilled mix days and EBITDAR margin growth in all three of our ancillary services businesses,” Mathies concluded.  “We believe that these metrics illustrate our ability, even in difficult times, to continue executing on our strategy of attracting and providing high quality care for high-acuity, short-stay patients and complementing this care with the expansion of our ancillary services.”

Mathies concluded, “The efforts our employees and caregivers undertook to address these reimbursement challenges were tremendous, particularly when coupled with our goal of providing the quality patient care we hold as our highest priority. While the road ahead remains difficult, our early successes in mitigating part of the impact of the CMS final rule give me increased confidence in our previously issued 2012 financial guidance.”

Segment Updates

Sun’s inpatient services business was significantly impacted by the CMS final rule.  Even with growth in skilled mix, the decreased reimbursement rates under the CMS final rule resulted in a year-over-year decrease in revenues of $7.4 million, or 1.7 percent, with a roughly $15.0 million direct impact from the final rule parity adjustment to the Medicare rates offset somewhat by mix-driven revenue growth and the continued expansion of SolAmor, Sun’s hospice business. The Company continued to expand the capacity of its Rehab Recovery Suites® (RRS) during the fourth quarter, increasing bed-count by 123, further enhancing its ability to attract high-acuity patients. These additional beds bring total available RRS beds to 2,308, an increase of 15.9 percent over the same quarter in 2010.

Inpatient services normalized adjusted EBITDAR in the quarter was $58.8 million, down $16.6 million or 22.0 percent as compared to the prior-year quarter, and normalized adjusted EBITDAR margin for inpatient services in the quarter was 14.0 percent, down 360 basis points from the prior-year quarter.  These results included a $5.0 million pre-tax charge for doubtful accounts, related to the collectibility of existing private-pay receivables.

      Included in the inpatient services business segment, revenues from SolAmor increased $3.1 million or 25.9 percent from $11.9 million in the fourth quarter of 2010 to $15.0 million in the fourth quarter of 2011.  Same store revenue growth was 10.1 percent in the year-over-year quarter driven by growth in average daily census of 5.6 percent. SolAmor’s adjusted EBITDAR was $3.8 million in the quarter, up $0.8 million over the same period a year ago and adjusted EBITDAR margin was 25.2 percent up 50 basis points over last year.

      SunDance, Sun’s rehabilitation therapy services business, reported fourth-quarter revenues of $63.7 million, adjusted EBITDAR of $5.1 million and an adjusted EBITDAR margin of 8.0 percent. The changes made in the quarter to SunDance’s therapy-delivery processes helped to reduce the projected negative impact from the CMS final rule.

       CareerStaff, Sun’s medical staffing services business, reported for the quarter revenues of $22.0 million, adjusted EBITDAR of $1.5 million and adjusted EBITDAR margin of 6.8 percent. Sequentially, revenues were stable compared to those in the third quarter while billable hours increased on a year-over-year basis.

Taxes, Capital Structure and Cash Flow

      The Company benefited from several income tax credits which are not expected to recur in the future. Those income tax credits served to reduce partially the Company’s income tax expense for the year ended Dec. 31, 2011, resulting in an effective income tax rate for the year of 35.9 percent, after normalizing for the restructuring costs and the loss on asset impairment recorded in the third quarter of 2011.

At Dec. 31, 2011, Sun had $57.9 million in cash and cash equivalents and $89.8 million of long-term debt. During the fourth quarter, Sun amended its credit facility and in conjunction with the amendment decreased its outstanding long-term debt by $50.0 million through the pre-payment of a portion of the long-term debt. Sun’s free cash flow for the fourth quarter of 2011 was $21.9 million, which was greater than projected due to the combination of better than expected fourth quarter results and certain timing differences. Free cash flow for the full year 2011 was $38.9 million.

Conference Call

As previously announced, investors and the general public are invited to listen to a conference call with Sun’s senior management on Wednesday, Feb. 29, 2012, at 10 a.m. Pacific / 1 p.m. Eastern, to discuss the Company’s fourth-quarter and year-end operating results for the period ended Dec. 31, 2011.

To listen to the conference call dial (888) 428-9506 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on Feb. 29, 2012, through March 29, 2012, by calling (888) 203-1112 and using access code 7155504.

About Sun Healthcare Group, Inc.

                 Sun Healthcare Group, Inc. (NASDAQ: SUNH) is a healthcare services company, serving principally the senior population, with consolidated annual revenues in excess of $1.9 billion and approximately 29,000 employees in 46 states. Sun's services are provided through its subsidiaries: as of Dec. 31, 2011, SunBridge Healthcare and its subsidiaries operate 165 skilled nursing centers, 14 combined skilled nursing, assisted and independent living centers, 10 assisted living centers, two independent living centers and eight mental health centers with an aggregate of 22,860 licensed beds in 25 states; SunDance Rehabilitation provides rehabilitation therapy services to affiliated and non-affiliated centers in 36 states; CareerStaff Unlimited provides medical staffing services in 40 states; and SolAmor Hospice provides hospice services in 11 states. For more information, go to www.sunh.com.

Forward-looking Statements

                 Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Forward-looking statements in this release include all statements regarding the scope, timing and effectiveness of the Company’s efforts to mitigate the impact on the Company’s business of the CMS final rule, and the statements regarding the Company’s financial guidance for 2012. Factors that could cause actual results to differ are identified in filings made by the Company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements, including with respect to the CMS final rule, and the Company’s ability to mitigate the impact of such changes; the impact that healthcare reform legislation will have on the Company's business; the ability to maintain the occupancy rates and payor mix at the Company's healthcare centers; potential liability for losses not covered by, or in excess of, insurance; the effects of government regulations and investigations; the ability of the Company to collect its accounts receivable on a timely basis; the amount of the Company's indebtedness; covenants in debt agreements and leases that may restrict the Company's activities, including the Company's ability to make acquisitions and incur more indebtedness on favorable terms; the impact of the economic downturn on the business; increasing labor costs and the shortage of qualified healthcare personnel; and the Company's ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect the Company's business and financial results are included in Sun's filings made with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun's web site, www.sunh.com. There may be additional risks of which the Company is presently unaware or that it currently deems immaterial.

                     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Sun cautions investors that any forward-looking statements made by Sun are not guarantees of future performance and are only made as of the date of this release. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

                 EBITDA, adjusted EBITDA, adjusted EBITDAR and free cash flow, as used in this press release and in the accompanying tables, which are non-GAAP financial measures, are each reconciled to their respective GAAP-recognized financial measures in the accompanying tables. In addition, normalizing adjustments to adjusted EBITDAR and other financial measures, as discussed in this press release and shown in the accompanying tables, are non-GAAP adjustments and are reconciled to GAAP financial measures in the accompanying tables.

# # #

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2011	December 31, 2010

Revenue	$472,919	$480,771

Center rent expense	37,199	28,085

Depreciation and amortization	8,450	10,182

Interest expense, net	4,762	8,611

Pre-tax loss	(2,194)	(49,266)

Income tax benefit	(2,185)	(17,026)

Loss from continuing operations	(9)	(32,240)

Loss from discontinued operations	(410)	(136)

Net loss	$(419)	$(32,376)

Diluted loss per share	$(0.02)	$(1.26)

Adjusted EBITDAR	$48,217	$27,680
Margin - Adjusted EBITDAR	10.2%	5.8%

Adjusted EBITDAR normalized	$48,217	$65,543
Margin - Adjusted EBITDAR normalized	10.2%	13.6%

Adjusted EBITDA	$11,018	$(405)
Margin - Adjusted EBITDA	2.3%	-0.1%

Adjusted EBITDA normalized	$11,018	$37,458
Margin - Adjusted EBITDA normalized	2.3%	7.8%

Pre-tax loss continuing operations - normalized	$(2,194)	$18,665

Income tax (benefit)/expense - normalized	$(2,185)	$7,779

(Loss)/Income from continuing operations - normalized	$(9)	$10,886

Diluted earnings per share from continuing operations - normalized	$-	$0.42

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDAR."

See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010

Revenue	$1,930,340	$1,896,505

Center rent expense	148,308	84,390

Depreciation and amortization	32,086	47,631

Interest expense, net	19,451	42,717

Pre-tax (loss) income	(277,105)	184

Income tax expense	12,457	2,964

Loss from continuing operations	(289,562)	(2,780)

Loss from discontinued operations	(2,204)	(1,870)

Net loss	$(291,766)	$(4,650)

Diluted loss per share	$(11.19)	$(0.24)

Adjusted EBITDAR	$243,369	$204,990
Margin - Adjusted EBITDAR	12.6%	10.8%

Adjusted EBITDAR normalized	$243,369	$249,849
Margin - Adjusted EBITDAR normalized	12.6%	13.2%

Adjusted EBITDA	$95,061	$120,600
Margin - Adjusted EBITDA	4.9%	6.4%

Adjusted EBITDA normalized	$95,061	$165,459
Margin - Adjusted EBITDA normalized	4.9%	8.7%

Pre-tax income continuing operations - normalized	$42,412	$75,111

Income tax expense - normalized	$15,205	$30,637

Income from continuing operations - normalized	$27,207	$44,474

Diluted earnings per share from continuing operations - normalized	$1.04	$2.31

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."

See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	December 31, 2011	December 31, 2010
	(unaudited)	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$57,908	$81,163
Restricted cash	15,706	15,329
Accounts receivable, net	202,229	214,518
Prepaid expenses and other assets	29,075	20,381
Deferred tax assets	63,170	69,800

Total current assets	368,088	401,191

Property and equipment, net	148,298	139,860
Intangible assets, net	35,294	39,815
Goodwill	34,496	350,199
Restricted cash, non-current	353	350
Deferred tax assets	123,974	126,540
Other assets	45,163	23,803

Total assets	$755,666	$1,081,758

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$55,888	$49,993
Accrued compensation and benefits	61,101	61,518
Accrued self-insurance obligations, current portion	57,810	52,093
Other accrued liabilities	43,139	53,945
Current portion of long-term debt and capital lease obligations	1,017	11,050

Total current liabilities	218,955	228,599

Accrued self-insurance obligations, net of current portion	157,267	133,405
Long-term debt and capital lease obligations, net of current portion	88,768	144,930
Unfavorable lease obligations, net	7,110	9,815
Other long-term liabilities	58,110	52,566

Total liabilities	530,210	569,315

Stockholders' equity:
Preferred stock of $.01 par value, authorized 3,333 shares, zero shares were issued and outstanding as of December 31, 2011 and December 31, 2010	-	-
Common stock of $.01 par value, authorized 41,667 shares, 25,146 and 24,974 shares issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	251	250
Additional paid-in capital	726,861	720,854
Accumulated deficit	(500,427)	(208,661)
Accumulated other comprehensive loss, net	(1,229)	-
	225,456	512,443
Total liabilities and stockholders' equity	$755,666	$1,081,758

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2011	December 31, 2010
	(unaudited)	(unaudited)

Total net revenues	$472,919	$480,771
Costs and expenses:
Operating salaries and benefits	267,860	272,182
Self-insurance for workers' compensation and general and professional liability insurance	15,249	27,035
Operating administrative costs	12,058	13,011
Other operating costs	102,043	97,893
Center rent expense	37,199	28,085
General and administrative expenses	17,175	16,273
Depreciation and amortization	8,450	10,182
Provision for losses on accounts receivable	10,317	4,580
Interest, net of interest income of $80 and $92, respectively	4,762	8,611
Loss on extinguishment of debt, net	-	29,221
Transaction costs	-	22,117
Loss on sale of assets, net	-	847
Total costs and expenses	475,113	530,037

Loss before income taxes and discontinued operations	(2,194)	(49,266)
Income tax benefit	(2,185)	(17,026)
Loss from continuing operations	(9)	(32,240)

Discontinued operations:
Loss from discontinued operations, net of related taxes	(410)	(136)
Loss from discontinued operations, net	(410)	(136)

Net loss	$(419)	$(32,376)

Basic loss per common and common equivalent share:
Loss from continuing operations	$-	$(1.25)
Loss from discontinued operations, net	(0.02)	(0.01)
Net loss	$(0.02)	$(1.26)

Diluted loss per common and common equivalent share:
Loss from continuing operations	$-	$(1.25)
Loss from discontinued operations, net	(0.02)	(0.01)
Net loss	$(0.02)	$(1.26)

Weighted average number of common and common equivalent shares outstanding:
Basic	26,216	25,791
Diluted	26,216	25,791

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
	(unaudited)	(unaudited)

Total net revenues	$1,930,340	$1,896,505
Costs and expenses:
Operating salaries and benefits	1,086,109	1,071,786
Self-insurance for workers' compensation and general and professional liability insurance	61,027	70,468
Operating administrative costs	51,971	51,943
Other operating costs	400,256	386,972
Center rent expense	148,308	84,390
General and administrative expenses	62,331	60,842
Depreciation and amortization	32,086	47,631
Provision for losses on accounts receivable	25,277	20,391
Interest, net of interest income of $324 and $314, respectively	19,451	42,717
Loss on extinguishment of debt, net	-	29,221
Transaction costs	-	29,113
Loss on sale of assets, net	810	847
Restructuring costs	2,728	-
Loss on asset impairment	317,091	-
Total costs and expenses	2,207,445	1,896,321

(Loss) income before income taxes and discontinued operations	(277,105)	184
Income tax expense	12,457	2,964
Loss from continuing operations	(289,562)	(2,780)

Discontinued operations:
Loss from discontinued operations, net of related taxes	(1,523)	(1,870)
Loss on disposal of discontinued operations, net of related taxes	(681)	-
Loss from discontinued operations, net	(2,204)	(1,870)

Net loss	$(291,766)	$(4,650)

Basic loss per common and common equivalent share:
Loss from continuing operations	$(11.10)	$(0.14)
Loss from discontinued operations, net	(0.09)	(0.10)
Net loss	$(11.19)	$(0.24)

Diluted loss per common and common equivalent share:
Loss from continuing operations	$(11.10)	$(0.14)
Loss from discontinued operations, net	(0.09)	(0.10)
Net Loss	$(11.19)	$(0.24)

Weighted average number of common and common equivalent shares outstanding:
Basic	26,083	19,280
Diluted	26,083	19,280

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2011	December 31, 2010
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net loss	$(419)	$(32,376)
Adjustments to reconcile net loss to net cash provided by
operating activities, including discontinued operations:
Loss on extinguishment of debt	-	14,126
Depreciation and amortization	8,452	10,279
Amortization of favorable and unfavorable lease intangibles	(557)	(493)
Provision for losses on accounts receivable	10,317	4,747
Loss on sale of assets, including discontinued operations, net	-	847
Stock-based compensation expense	3,200	1,552
Deferred taxes	(1,717)	(16,566)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(4,174)	(6,445)
Restricted cash	675	331
Prepaid expenses and other assets	2,405	(2,341)
Accounts payable	7,473	1,786
Accrued compensation and benefits	11,744	574
Accrued self-insurance obligations	3,671	12,849
Income taxes payable	-	(1,605)
Other accrued liabilities	(6,918)	(8,643)
Other long-term liabilities	(421)	(872)
Net cash provided by (used for) operating activities	33,731	(22,250)

Cash flows from investing activities:
Capital expenditures	(11,800)	(12,040)
Acquisitions, net of cash acquired	(1,000)	(13,894)
Net cash used for investing activities	(12,800)	(25,934)

Cash flows from financing activities:
Borrowings of long-term debt	-	415,000
Principal repayments of long-term debt and capital lease obligations	(52,797)	(322,041)
Distribution to non-controlling interest	-	(36)
Distribution to Sabra Health Care REIT, Inc.	-	(66,862)
Dividends to stockholders	-	(9,996)
Proceeds from issuance of common stock	-	(608)
Deferred financing costs	(1,405)	(24,460)
Net cash used for financing activities	(54,202)	(9,003)

Net decrease in cash and cash equivalents	(33,271)	(57,187)
Cash and cash equivalents at beginning of period	91,179	138,350
Cash and cash equivalents at end of period	$57,908	$81,163

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by (used for) operating activities	$33,731	$(22,250)
Capital expenditures	(11,800)	(12,040)
Cash used for professional fees on restructuring	-	24,232
Cash used for early redemption fees	-	15,095
Cash used for broker fees on acquisitions	-	446
Free cash flow	$21,931	$5,483

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.
Free cash flow is used by management to evaluate discretionary cash flow potentially available for principal repayment and other financing activities.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Twelve Months Ended	Twelve Months Ended
	December 31, 2011	December 31, 2010
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net loss	$(291,766)	$(4,650)
Adjustments to reconcile net loss to net cash provided by
operating activities, including discontinued operations:
Loss on extinguishment of debt	-	14,126
Depreciation and amortization	32,331	48,023
Amortization of favorable and unfavorable lease intangibles	(2,023)	(1,945)
Provision for losses on accounts receivable	25,796	21,175
Loss on sale of assets, including discontinued operations, net	1,926	847
Loss on asset impairment	317,091	-
Stock-based compensation expense	8,360	6,300
Deferred taxes	8,154	(1,590)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(15,561)	(18,945)
Restricted cash	(1,201)	3,176
Prepaid expenses and other assets	(178)	5,671
Accounts payable	5,567	(1,842)
Accrued compensation and benefits	(552)	2,519
Accrued self-insurance obligations	3,377	17,890
Other accrued liabilities	(5,760)	(9,919)
Other long-term liabilities	(2,517)	(928)
Net cash provided by operating activities	83,044	79,908

Cash flows from investing activities:
Capital expenditures	(44,146)	(53,528)
Proceeds from sale of assets	1,809	-
Acquisitions, net of cash acquired	(1,356)	(13,894)
Net cash used for investing activities	(43,693)	(67,422)

Cash flows from financing activities:
Borrowings of long-term debt	-	435,500
Principal repayments of long-term debt and capital lease obligations	(61,201)	(590,939)
Payment to non-controlling interest	-	(2,025)
Distribution to non-controlling interest	-	(105)
Distribution to Sabra Health Care REIT, Inc.	-	(66,862)
Dividends to stockholders	-	(9,996)
Proceeds from issuance of common stock	-	225,393
Deferred financing costs	(1,405)	(26,772)
Net cash used for financing activities	(62,606)	(35,806)

Net decrease in cash and cash equivalents	(23,255)	(23,320)
Cash and cash equivalents at beginning of period	81,163	104,483
Cash and cash equivalents at end of period	$57,908	$81,163

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$83,044	$79,908
Capital expenditures	(44,146)	(53,528)
Cash used for professional fees on restructuring	-	26,436
Cash used for early redemption fees	-	15,095
Cash used for broker fees on acquisitions	-	446
Free cash flow	$38,898	$68,357

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.
Free cash flow is used by management to evaluate discretionary cash flow potentially available for principal repayment and other financing activities.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2011	December 31, 2010
	(unaudited)	(unaudited)

Total net revenues	$472,919	$480,771

Net loss	$(419)	$(32,376)

Loss from continuing operations	(9)	(32,240)

Income tax benefit	(2,185)	(17,026)

Interest, net	4,762	8,611

Depreciation and amortization	8,450	10,182

EBITDA	$11,018	$(30,473)

Loss on extinguishment of debt, net	-	29,221

Loss on sale of assets, net	-	847

Adjusted EBITDA	$11,018	$(405)

Center rent expense	37,199	28,085

Adjusted EBITDAR	$48,217	$27,680

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before loss on extinguishment of debt, loss on sale of assets, restructuring costs and loss on asset impairment.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
	(unaudited)	(unaudited)

Total net revenues	$1,930,340	$1,896,505

Net loss	$(291,766)	$(4,650)

Loss from continuing operations	(289,562)	(2,780)

Income tax expense	12,457	2,964

Interest, net	19,451	42,717

Depreciation and amortization	32,086	47,631

EBITDA	$(225,568)	$90,532

Loss on extinguishment of debt, net	-	29,221

Loss on sale of assets, net	810	847

Restructuring costs	2,728	-

Loss on asset impairment	317,091	-

Adjusted EBITDA	$95,061	$120,600

Center rent expense	148,308	84,390

Adjusted EBITDAR	$243,369	$204,990

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before loss on extinguishment of debt, loss on sale of assets, restructuring costs and loss on asset impairment.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

9 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended December 31, 2011
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$421,394	$30,221	$21,301	$3	$-	$472,919

Affiliated revenue	-	33,433	692	-	(34,125)	-

Total revenue	$421,394	$63,654	$21,993	$3	$(34,125)	$472,919

Income (loss) from continuing operations	$14,905	$4,722	$1,150	$(20,786)	$-	$(9)

Income tax expense	-	-	-	(2,185)	-	(2,185)

Interest, net	(8)	-	-	4,770	-	4,762

Depreciation and amortization	7,054	251	186	959	-	8,450

EBITDA	$21,951	$4,973	$1,336	$(17,242)	$-	$11,018

Loss on extinguishment of debt, net	-	-	-	-	-	-

Loss on sale of assets, net	-	-	-	-	-	-

Adjusted EBITDA	$21,951	$4,973	$1,336	$(17,242)	$-	$11,018

Center rent expense	36,897	137	165	-	-	37,199

Adjusted EBITDAR	$58,848	$5,110	$1,501	$(17,242)	$-	$48,217

Normalized Adjusted EBITDA	$21,951	$4,973	$1,336	$(17,242)	$-	$11,018
Normalized Adjusted EBITDAR	$58,848	$5,110	$1,501	$(17,242)	$-	$48,217

Adjusted EBITDA margin	5.2%	7.8%	6.1%			2.3%

Adjusted EBITDAR margin	14.0%	8.0%	6.8%			10.2%

Normalized Adjusted EBITDA margin	5.2%	7.8%	6.1%			2.3%

Normalized Adjusted EBITDAR margin	14.0%	8.0%	6.8%			10.2%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

10 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Year Ended December 31, 2011
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,723,825	$119,866	$86,610	$39	$-	$1,930,340

Affiliated revenue	-	132,143	2,771	-	(134,914)	-

Total revenue	$1,723,825	$252,009	$89,381	$39	$(134,914)	$1,930,340

Income (loss) from continuing operations	$(207,417)	$13,217	$5,232	$(100,594)	$-	$(289,562)

Income tax expense	-	-	-	12,457	-	12,457

Interest, net	(76)	-	1	19,526	-	19,451

Depreciation and amortization	26,779	941	746	3,620	-	32,086

EBITDA	$(180,714)	$14,158	$5,979	$(64,991)	$-	$(225,568)

Loss on extinguishment of debt, net	-	-	-	-	-	-

Loss on sale of assets, net	810	-	-	-	-	810

Restructuring costs	302	-	-	2,426	-	2,728

Loss on asset impairment	317,091	-	-	-	-	317,091

Adjusted EBITDA	$137,489	$14,158	$5,979	$(62,565)	$-	$95,061

Center rent expense	147,099	531	678	-	-	148,308

Adjusted EBITDAR	$284,588	$14,689	$6,657	$(62,565)	$-	$243,369

Normalized Adjusted EBITDA	$137,489	$14,158	$5,979	$(62,565)	$-	$95,061
Normalized Adjusted EBITDAR	$284,588	$14,689	$6,657	$(62,565)	$-	$243,369

Adjusted EBITDA margin	8.0%	5.6%	6.7%			4.9%

Adjusted EBITDAR margin	16.5%	5.8%	7.4%			12.6%

Normalized Adjusted EBITDA margin	8.0%	5.6%	6.7%			4.9%

Normalized Adjusted EBITDAR margin	16.5%	5.8%	7.4%			12.6%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison."

11 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended December 31, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$428,817	$29,889	$22,053	$12	$-	$480,771

Affiliated revenue	-	22,892	672	-	(23,564)	-

Total revenue	$428,817	$52,781	$22,725	$12	$(23,564)	$480,771

Income (loss) from continuing operations	$36,237	$2,315	$1,116	$(71,908)	$-	$(32,240)

Income tax expense	-	-	-	(17,026)	-	(17,026)

Interest, net	1,319	-	-	7,292	-	8,611

Depreciation and amortization	8,919	194	189	880	-	10,182

EBITDA	$46,475	$2,509	$1,305	$(80,762)	$-	$(30,473)

Loss on extinguishment of debt, net	-	-	-	29,221	-	29,221

Loss on sale of assets, net	847	-	-	-	-	847

Adjusted EBITDA	$47,322	$2,509	$1,305	$(51,541)	$-	$(405)

Center rent expense	27,724	133	228	-	-	28,085

Adjusted EBITDAR	$75,046	$2,642	$1,533	$(51,541)	$-	$27,680

Normalized Adjusted EBITDA	$47,769	$2,509	$1,305	$(14,124)	$-	$37,459
Normalized Adjusted EBITDAR	$75,493	$2,642	$1,533	$(14,124)	$-	$65,544

Adjusted EBITDA margin	11.0%	4.8%	5.7%			-0.1%

Adjusted EBITDAR margin	17.5%	5.0%	6.7%			5.8%

Normalized Adjusted EBITDA margin	11.1%	4.8%	5.7%			7.8%

Normalized Adjusted EBITDAR margin	17.6%	5.0%	6.7%			13.6%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

12 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Year Ended December 31, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,687,087	$119,613	$89,765	$40	$-	$1,896,505

Affiliated revenue	-	86,476	2,036	-	(88,512)	-

Total revenue	$1,687,087	$206,089	$91,801	$40	$(88,512)	$1,896,505

Income (loss) from continuing operations	$149,836	$14,073	$5,595	$(172,284)	$-	$(2,780)

Income tax expense	-	-	-	2,964	-	2,964

Interest, net	9,146	-	(1)	33,572	-	42,717

Depreciation and amortization	42,956	678	732	3,265	-	47,631

EBITDA	$201,938	$14,751	$6,326	$(132,483)	$-	$90,532

Loss on extinguishment of debt, net	-	-	-	29,221	-	29,221

Loss on sale of assets, net	847	-	-	-	-	847

Restructuring costs	-	-	-	-	-	-

Loss on asset impairment	-	-	-	-	-	-

Adjusted EBITDA	$202,785	$14,751	$6,326	$(103,262)	$-	$120,600

Center rent expense	83,050	496	844	-	-	84,390

Adjusted EBITDAR	$285,835	$15,247	$7,170	$(103,262)	$-	$204,990

Normalized Adjusted EBITDA	$203,231	$14,751	$6,326	$(58,849)	$-	$165,459
Normalized Adjusted EBITDAR	$286,281	$15,247	$7,170	$(58,849)	$-	$249,849

Adjusted EBITDA margin	12.0%	7.2%	6.9%			6.4%

Adjusted EBITDAR margin	16.9%	7.4%	7.8%			10.8%

Normalized Adjusted EBITDA margin	12.0%	7.2%	6.9%			8.7%

Normalized Adjusted EBITDAR margin	17.0%	7.4%	7.8%			13.2%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison."

13 of 16

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2011		2010		2011		2010
Consolidated Company

Revenues - Non-affiliated (in thousands)
Skilled Nursing and similar facilities	$405,952		$416,346		$1,663,294		$1,639,321
Hospice	14,979		11,901		58,626		45,533
Other - Inpatient Services	463		570		1,905		2,233
Inpatient Services	421,394		428,817		1,723,825		1,687,087

Rehabilitation Therapy Services	30,221		29,889		119,866		119,613
Medical Staffing Services	21,301		22,053		86,610		89,765
Other - non-core businesses	3		12		39		40
Total	$472,919		$480,771		$1,930,340		$1,896,505

Revenue Mix - Non-affiliated (in thousands)
Medicare	$139,534	30%	$144,920	30%	$612,185	32%	$564,766	30%
Medicaid	196,490	42%	194,236	40%	759,471	39%	763,458	40%
Private and Other	108,028	22%	112,758	24%	440,367	23%	451,921	24%
Managed Care / Insurance	23,754	5%	23,521	5%	97,516	5%	95,997	5%
Veterans	5,113	1%	5,336	1%	20,801	1%	20,363	1%
Total	$472,919	100%	$480,771	100%	$1,930,340	100%	$1,896,505	100%

Inpatient Services Stats

Number of centers:	199		199		199		199
Number of available beds:	22,045		22,106		22,045		22,106
Occupancy %:	86.4%		86.7%		86.5%		87.0%

Payor Mix % based on patient days:
Medicare - SNF Beds	14.5%		14.2%		15.3%		15.0%
Managed care / Ins. - SNF Beds	3.9%		3.7%		4.0%		3.9%
Total SNF skilled mix	18.4%		17.9%		19.3%		18.9%

Medicare	13.3%		13.0%		14.0%		13.7%
Medicaid	63.5%		63.0%		62.5%		62.3%
Private and Other	18.4%		19.3%		18.6%		19.2%
Managed Care / Insurance	3.6%		3.4%		3.7%		3.6%
Veterans	1.2%		1.3%		1.2%		1.2%

Revenue Mix % of revenues:
Medicare - SNF Beds	31.0%		32.4%		33.8%		32.1%
Managed care / Ins. - SNF Beds	6.0%		5.8%		6.0%		6.0%
Total SNF skilled mix	37.0%		38.2%		39.8%		38.1%

Medicare	32.0%		32.7%		34.4%		32.4%
Medicaid	46.6%		45.3%		44.1%		45.2%
Private and Other	14.7%		15.4%		14.7%		15.6%
Managed Care / Insurance	5.5%		5.4%		5.6%		5.6%
Veterans	1.2%		1.2%		1.2%		1.2%

Revenues PPD:
Medicare (Part A)	$464.54		$515.32		$506.53		$476.57
Medicare Blended Rate (Part A & B)	$513.83		$558.27		$547.95		$516.88
Medicaid	$176.60		$174.10		$174.46		$173.21
Medicaid, net of provider taxes	$160.39		$159.55		$159.21		$159.36
Private and Other	$183.39		$184.17		$186.57		$184.73
Managed Care / Insurance	$376.02		$390.28		$375.62		$373.92
Veterans	$249.73		$239.33		$249.86		$240.60

Rehab contracts

Affiliated	178		162		178		162
Non-affiliated	339		346		339		346

Average Qtrly Revenue per Contract (in thousands)	$123		$104		$122		$101

14 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 4th QUARTER 2011
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Loss from Continuing Operations	Disc Ops	Net Income

As Reported 4th QUARTER 2011	$472,919	$48,217	$11,018	$(2,194)	$(9)	$(410)	$(419)
Percent of Revenue		10.2%	2.3%	-0.5%	0.0%	-0.1%	-0.1%

Normalizing Adjustments:

None	-	-	-	-	-	-	-

Normalized As Reported-4th QUARTER 2011	$472,919	$48,217	$11,018	$(2,194)	$(9)	$(410)	$(419)
Percent of Revenue		10.2%	2.3%	-0.5%	0.0%	-0.1%	-0.1%

As Reported					$-	$(0.02)	$(0.02)
Diluted EPS: As Normalized					$-	$(0.02)	$(0.02)

	AS REPORTED - 4th QUARTER 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income/ (Loss) from Continuing Operations	Disc Ops	Net Income

As Reported-4th QUARTER 2010	$480,771	$27,680	$(405)	$(49,266)	$(32,240)	$(136)	$(32,376)
Percent of Revenue		5.8%	-0.1%	-10.2%	-6.7%	0.0%	-6.7%

Normalizing Adjustments:

Loss on sale of property	-	-	-	847	500	-	500
Loss on extinguishment of debt	-	-	-	29,221	17,240	-	17,240
Transaction costs related to acquisition	-	446	446	446	263	-	263
Prior periods' self-insurance costs and other general liability matters	-	15,300	15,300	15,300	9,027	-	9,027
REIT separation transaction costs	-	22,117	22,117	22,117	16,096	-	16,096

Normalized As Reported-4th QUARTER 2010	$480,771	$65,543	$37,458	$18,665	$10,886	$(136)	$10,750
Percent of Revenue		13.6%	7.8%	3.9%	2.3%	0.0%	2.2%

As Reported					$(1.25)	$(0.01)	$(1.26)
Diluted EPS: As Normalized					$0.42	$-	$0.42

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDAR."

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of loss on sale of property, loss on debt extinguishment, transaction costs on acquisition, prior periods' self-insurance costs, and REIT separation transaction costs.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

15 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - TWELVE MONTHS 2011
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income/ (Loss) from Continuing Operations	Disc Ops	Net Income

As Reported-Twelve Months 2011	$1,930,340	$243,369	$95,061	$(277,105)	$(289,562)	$(2,204)	$(291,766)
Percent of Revenue		12.6%	4.9%	-14.4%	-15.0%	-0.1%	-15.1%

Normalizing Adjustments:

Restructuring costs	-	-	-	2,426	1,480	-	1,480
Impairment of assets	-	-	-	317,091	315,289	-	315,289

Normalized As Reported-Twelve Months 2011	$1,930,340	$243,369	$95,061	$42,412	$27,207	$(2,204)	$25,003
Percent of Revenue		12.6%	4.9%	2.2%	1.4%	-0.1%	1.3%

As Reported					$(11.10)	$(0.09)	$(11.19)
Diluted EPS: As Normalized					$1.04	$(0.08)	$0.96

	AS REPORTED - TWELVE MONTHS 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income/ (Loss) from Continuing Operations	Disc Ops	Net Income

As Reported-Twelve Months 2010	$1,896,505	$204,990	$120,600	$184	$(2,780)	$(1,870)	$(4,650)
Percent of Revenue		10.8%	6.4%	0.0%	-0.1%	-0.1%	-0.2%

Normalizing Adjustments:

Loss on sale of property	-	-	-	847	500	-	500
Loss on extinguishment of debt	-	-	-	29,221	17,240	-	17,240
Transaction costs related to acquisition	-	446	446	446	263	-	263
Prior periods' self-insurance costs and other general liability matters	-	15,300	15,300	15,300	9,027	-	9,027
REIT separation transaction costs	-	29,113	29,113	29,113	20,224	-	20,224

Normalized As Reported-Twelve Months 2010	$1,896,505	$249,849	$165,459	$75,111	$44,474	$(1,870)	$42,604
Percent of Revenue		13.2%	8.7%	4.0%	2.3%	-0.1%	2.2%

As Reported					$(0.14)	$(0.10)	$(0.24)
Diluted EPS: As Normalized					$2.31	$(0.10)	$2.21

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR."

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of impairment of assets, restructuring costs, loss on sale of property, loss on debt extinguishment, transaction costs on acquisition, prior periods' self-insurance costs, and REIT separation transaction costs.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 16